Exhibit 99.1

Supplemental Financial Information

Quarter Ended September 30, 2017

WRI
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NYSE

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WEINGARTEN REALTY®

Real Estate for Everyday Retail®

Table of Contents	Page
Quarterly Earnings Press Release	i - x
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations Attributable to Common Shareholders	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
Capital Expenditures	11
New Development	12
Redevelopment	13
Land Held for Development	14
Disposition and Acquisition Summary	15

Summary of Debt
Debt Information	17
Debt Information Additional Disclosure	18
Schedule of Maturities	19
Schedule of Maturities Additional Disclosure	20

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	22
Unconsolidated Joint Venture Financial Statements at Pro rata Share	23
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%	24
Unconsolidated Joint Venture Mortgage Debt Information at 100%	25
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure	26

Portfolio Summary
Tenant Diversification by Percent of Base Minimum Rent	28
Portfolio Operating Information	29 - 30
Top 40 Core-Based Statistical Area (CBSA) Ranked by Population	31

Property Listing
Summary Property Listing	33
Property Listing	34 - 42

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of September 30, 2017, we owned or operated under long-term leases, interests in 210 properties which are located in 18 states that span the United States from coast to coast. These properties represent approximately 42.4 million square feet of which our interests in these properties aggregated approximately 27.2 million square feet of leasable area. Our properties were 94.8% leased as of September 30, 2017, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY
REPORTS STRONG THIRD QUARTER RESULTS AND RAISES GUIDANCE

HOUSTON, October 24, 2017 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended September 30, 2017. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.

Third Quarter Operating and Financial Highlights

•	Net income attributable to common shareholders (“Net Income”) for the quarter increased to $0.56 per diluted share (hereinafter “per share”) from $0.40 per share in the same quarter of 2016;

•	Core Funds From Operations Attributable to Common Shareholders ("Core FFO") for the quarter increased to $0.61 per share from $0.58 per share a year ago;

•
Guidance was raised for Net Income, Funds From Operations Attributable to Common Shareholders in accordance with the National Association of Real Estate Investment Trusts definition (“NAREIT FFO”), and Core FFO;

•	Signed occupancy increased to 94.8% from 94.1% at the end of third quarter of 2016;

•	Same Property Net Operating Income (“SPNOI”) including redevelopments increased 2.8% over the same quarter of the prior year;

•	Rental rates on new leases and renewals for the quarter were up 29.5% and 12.3%, respectively; and

•	Dispositions totaled $110 million for the quarter and $214 million through September 30, 2017.

Financial Results

The Company reported Net Income of $72.6 million or $0.56 per share for the third quarter of 2017, as compared to $51.9 million or $0.40 per share for the same period in 2016. Year-to-date, Net Income was $167.3 million or $1.30 per share for 2017 compared to $194.8 million or $1.53 per share for 2016.

NAREIT FFO was $78.9 million or $0.61 per share for the third quarter of 2017 compared to $73.1 million or $0.56 per share for 2016. Year-to-date, NAREIT FFO was $232.7 million or $1.79 per share for 2017 compared to $214.7 million or $1.68 per share for 2016.

Core FFO for the quarter ended September 30, 2017 was $0.61 per share or $79.7 million, an increase of 5.2% on a per share basis over $0.58 per share or $75.6 million for the same quarter of last year. The increase

i

in Core FFO over the prior year was primarily due to higher operating income driven by increased rental rates, and the full year effect of the Company’s 2016 acquisitions. Reduced interest expense from favorable debt refinancings also contributed to the increase, all of which was offset by property dispositions. For the nine months, Core FFO was $238.5 million or $1.83 per share for 2017 compared to $221.5 million or $1.73 per share for 2016.

Included in operating expenses for the third quarter is $0.8 million related to Hurricanes Harvey and Irma, which reflects the Company’s best estimate of its exposure. These expenses are included in NAREIT FFO, but are excluded in arriving at Core FFO.

“We are very pleased with our performance this quarter. While retailer issues and recent storms have created some operating headwinds, our significantly transformed portfolio has performed very well. It is especially satisfying to beat consensus and raise guidance for consecutive quarters in this environment,” said Drew Alexander, President and Chief Executive Officer.

A reconciliation of Net Income to NAREIT FFO and Core FFO is included herein.

Operating Results

For the period ending September 30, 2017, the Company’s operating highlights were as follows:

	Q3 2017	YTD 2017
Occupancy (Signed Basis):
Occupancy - Total	94.8%
Occupancy - Small Shop Spaces	90.4%
Occupancy - Same Property Portfolio	95.5%

Same Property Net Operating Income, with redevelopments	2.8%	3.0%

Rental Rate Growth - Total:	16.6%	12.3%
New Leases	29.5%	25.0%
Renewals	12.3%	9.7%

Leasing Transactions:
Number of New Leases	79	250
New Leases - Annualized Revenue (in millions)	$7.2	$19.5
Number of Renewals	150	546
Renewals - Annualized Revenue (in millions)	$10.7	$46.8

A reconciliation of Net Income to SPNOI is included herein.

“Operations remain very strong. Leasing for the quarter remained extremely productive with outstanding rental rate increases on new leases and renewals. Our signed occupancy increased 70 basis points from the third quarter of 2016 in spite of several leases that were terminated due to bankrupt tenants. The majority of the increase resulted from the leasing of all but one of our former Sports Authority boxes. Commencement of these leases will benefit Same Property NOI next year,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.

Portfolio Activity

During the quarter, the Company closed $110 million of dispositions and an additional $43.6 million subsequent to quarter end. These dispositions included three centers in California, two in North Carolina, one each in Tennessee, Georgia and Florida, and one land parcel.

The Company acquired one land parcel adjacent to an existing property during the quarter.

The Company’s new development and redevelopment programs are moving forward as planned. The new developments include Gateway Alexandria and Columbia Pike, both of which are mixed-use developments in northern Virginia, and The Whittaker in West Seattle.

Additionally, we continue to invest in 17 redevelopments at our existing properties representing $237.5 million of incremental investment at returns of 7.5% to 9.5%. Our most prominent redevelopment is The Driscoll at River Oaks Shopping Center, a 30-story luxury high-rise at the Company’s River Oaks Shopping Center in Houston.  Details of these projects can be found in the Company’s Supplemental Financial Information package on its website.

Balance Sheet

The Company’s balance sheet remains in great shape with minimal maturities for the next several years and only $40 million currently outstanding under its $500 million revolving credit facility. Net Debt to EBITDA at quarter-end was 5.55 times, down significantly from 6.05 times at the end of the third quarter 2016. Debt to Total Market Cap was a very strong 34.9%.

2017 Guidance

With respect to 2017 guidance, the Company is raising and narrowing 2017 guidance for Net Income, NAREIT FFO and Core FFO as set forth in the table below. Additionally, the Company has increased the amount of property it is marketing for sale; therefore, has increased its guidance for dispositions. Shown below is the Company’s guidance with revised items highlighted.

	Previous Guidance	Revised Guidance
Net Income (per share)	$2.22 - $2.28	$2.47 - $2.52
NAREIT FFO (per share)	$2.34 - $2.40	$2.38 - $2.41
Core FFO (per share)	$2.38 - $2.44	$2.42 - $2.45
Acquisitions	$50 - $150 million	$50 - $150 million
Re / New Development	$125 - $175 million	$125 - $175 million
Dispositions	$200 - $400 million	$300 - $550 million
Same Property NOI with redevelopments	2.5% - 3.5%	2.5% - 3.5%
Same Property NOI w/o redevelopments	2.0% - 3.0%	2.0% - 3.0%

Dividends

The Board of Trust Managers declared a quarterly cash dividend of $0.385 per common share payable on December 15, 2017 to shareholders of record on December 8, 2017.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on October 25, 2017 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 43147578). A replay will be available through the Company’s website starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer.  At September 30, 2017, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 210 properties which are located in 18 states spanning the country from coast to coast. These properties represent approximately 42.4 million square feet of which our interests in these properties aggregated approximately 27.2 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Projections involve numerous assumptions such as rental income (including assumptions on percentage rent), interest rates, tenant defaults, occupancy rates, volume and pricing of properties held for disposition, volume and pricing of acquisitions, expenses (including salaries and employee costs), insurance costs and numerous other factors. Not all of these factors are determinable at this time and actual results may vary from the projected results, and may be above or below the ranges indicated. The above ranges represents management’s estimate of results based upon these assumptions as of the date of this press release. Accordingly, there is no assurance that our projections will be realized.

Weingarten Realty Investors
(in thousands, except per share amounts)
Financial Statements

		Three Months Ended September 30,		Nine Months Ended September 30,
		2017	2016	2017	2016
	CONDENSED CONSOLIDATED STATEMENTS OF INCOME	(Unaudited)		(Unaudited)
	Rentals, net	$141,064	$136,435	$424,845	$397,758
	Other Income	3,046	2,164	8,951	8,934
	Total Revenues	144,110	138,599	433,796	406,692
	Depreciation and Amortization	41,509	42,064	126,115	119,161
	Operating Expense	27,813	24,760	83,944	72,959
	Real Estate Taxes, net	18,634	17,067	57,783	50,145
	Impairment Loss	—	—	15,012	43
	General and Administrative Expense	6,537	7,187	20,567	20,073
	Total Expenses	94,493	91,078	303,421	262,381
	Operating Income	49,617	47,521	130,375	144,311
	Interest Expense, net	(19,850)	(21,843)	(61,405)	(61,292)
	Interest and Other Income	1,485	1,268	4,525	1,840
	Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	—	9,015	—	46,407
	(Provision) Benefit for Income Taxes	(577)	(1,105)	2,035	(7,020)
	Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	5,219	4,373	17,966	15,111
	Income from Continuing Operations	35,894	39,229	93,496	139,357
	Gain on Sale of Property	38,579	22,108	86,566	68,298
	Net Income	74,473	61,337	180,062	207,655
Less:	Net Income Attributable to Noncontrolling Interests	(1,844)	(9,436)	(12,755)	(12,864)
	Net Income Attributable to Common Shareholders -- Basic	$72,629	$51,901	$167,307	$194,791
	Net Income Attributable to Common Shareholders -- Diluted	$73,144	$52,400	$168,874	$196,288
	Earnings Per Common Share -- Basic	$.57	$.41	$1.31	$1.55
	Earnings Per Common Share -- Diluted	$.56	$.40	$1.30	$1.53

v

Weingarten Realty Investors
(in thousands)
Financial Statements

	September 30, 2017	December 31, 2016
	(Unaudited)	(Audited)
CONDENSED CONSOLIDATED BALANCE SHEETS
ASSETS
Property	$4,667,281	$4,789,145
Accumulated Depreciation	(1,211,191)	(1,184,546)
Property Held for Sale, net	12,300	479
Investment in Real Estate Joint Ventures and Partnerships, net	315,574	289,192
Unamortized Lease Costs, net	187,530	208,063
Accrued Rent and Accounts Receivable, net	101,459	94,466
Cash and Cash Equivalents	39,246	16,257
Restricted Deposits and Mortgage Escrows	4,973	25,022
Other, net	196,018	188,850
Total Assets	$4,313,190	$4,426,928

LIABILITIES AND EQUITY
Debt, net	$2,214,319	$2,356,528
Accounts Payable and Accrued Expenses	119,094	116,859
Other, net	194,418	191,887
Total Liabilities	2,527,831	2,665,274

Commitments and Contingencies	—	—
Deferred Compensation Share Awards	—	44,758

EQUITY
Common Shares of Beneficial Interest	3,896	3,885
Additional Paid-In Capital	1,771,017	1,718,101
Net Income Less Than Accumulated Dividends	(159,245)	(177,647)
Accumulated Other Comprehensive Loss	(7,327)	(9,161)
Shareholders' Equity	1,608,341	1,535,178
Noncontrolling Interests	177,018	181,718
Total Liabilities and Equity	$4,313,190	$4,426,928

Non-GAAP Financial Measures

Certain aspects of our key performance indicators are considered non-GAAP financial measures. Management uses these measures along with our Generally Accepted Accounting Principles ("GAAP") financial statements in order to evaluate our operating results. Management believes these additional measures provide users of our financial information additional comparable indicators of our industry, as well as, our performance.

Funds from Operations Attributable to Common Shareholders
The National Association of Real Estate Investment Trusts ("NAREIT") defines NAREIT FFO as net income (loss) attributable to common shareholders computed in accordance with GAAP, excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments and their applicable taxes, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. The Company calculates NAREIT FFO in a manner consistent with the NAREIT definition.

Management believes NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparison among other REITs. Management uses NAREIT FFO as a supplemental internal measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that NAREIT FFO presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core FFO as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core FFO is defined as NAREIT FFO excluding charges and gains related to non-cash and non-operating transactions and other events that hinder the comparability of operating results. Specific examples of items excluded from Core FFO include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities, impairments of land, transactional costs associated with acquisition and development activities, certain deferred tax provisions/benefits, redemption costs of preferred shares and gains on the disposal of non-real estate assets. NAREIT FFO and Core FFO should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. NAREIT FFO and Core FFO do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

NAREIT FFO and Core FFO is calculated as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$72,629	$51,901	$167,307	$194,791
Depreciation and amortization of real estate	41,240	43,451	125,379	120,142
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	3,453	3,665	10,640	11,344
Impairment of operating properties and real estate equity investments	—	—	12,007	—
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	—	—	326
(Gain) on acquisition including associated real estate equity investment	—	(9,015)	—	(46,398)
(Gain) on sale of property and interests in real estate equity investments	(38,548)	(21,543)	(86,266)	(67,100)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(28)	(16)	(1,978)	(3,155)
Provision (benefit) for income taxes (1)	71	—	(1,943)	—
Noncontrolling Interests (2)	(451)	4,175	5,963	3,276
Other	—	—	(8)	(8)
NAREIT FFO – basic	78,366	72,618	231,101	213,218
Income attributable to operating partnership units	515	499	1,567	1,497
NAREIT FFO – diluted	78,881	73,117	232,668	214,715
Adjustments to Core FFO:
Other impairment loss	—	—	3,029	43
Provision (benefit) for income taxes	—	1,129	(952)	7,024
Acquisition costs	—	560	—	1,160
(Gain) on extinguishment of debt	—	—	—	(1,679)
Storm damage costs	804	—	804	—
Other	—	807	2,904	271
Core FFO – diluted	$79,685	$75,613	$238,453	$221,534

FFO weighted average shares outstanding – basic	127,801	127,304	127,734	125,569
Effect of dilutive securities:
Share options and awards	844	1,022	877	1,100
Operating partnership units	1,432	1,462	1,450	1,462
FFO weighted average shares outstanding – diluted	130,077	129,788	130,061	128,131

NAREIT FFO per common share – basic	$.61	$.57	$1.81	$1.70

NAREIT FFO per common share – diluted	$.61	$.56	$1.79	$1.68

Core FFO per common share – diluted	$.61	$.58	$1.83	$1.73
______________
(1) Effective January 1, 2017 includes the applicable taxes related to gains and impairments of operating properties.
(2) Related to gains, impairments and depreciation on operating properties, where applicable.

Same Property Net Operating Income
Management considers SPNOI an important additional financial measure because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The Company calculates this most useful measurement by determining our proportional share of SPNOI from all owned properties, including the Company’s share of SPNOI from unconsolidated joint ventures and partnerships, which cannot be readily determined under GAAP measurements and presentation. Although SPNOI (see page 1 of the supplemental disclosure regarding this presentation and limitations thereof) is a widely used measure among REITs, there can be no assurance that SPNOI presented by the Company is comparable to similarly titled measures of other REITs. Additionally, the Company does not control these unconsolidated joint ventures and partnerships, and the assets, liabilities, revenues or expenses of these joint ventures and partnerships, as presented, do not represent its legal claim to such items.
Properties are included in the SPNOI calculation if they are owned and operated for the entirety of the most recent two fiscal year periods, except for properties for which significant redevelopment or expansion occurred during either of the periods presented, and properties classified as discontinued operations. While there is judgment surrounding changes in designations, management moves new development and redevelopment properties once they have stabilized, which is typically upon attainment of 90% occupancy. A rollforward of the properties included in the Company’s same property designation is as follows:

	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2017
Beginning of the period	197	193
Properties added:
Acquisitions	—	4
New Developments	—	1
Redevelopments	—	6
Properties removed:
Dispositions	(6)	(13)
Other	(1)	(1)
End of the period	190	190

The Company calculates SPNOI using operating income as defined by GAAP excluding property management fees, certain non-cash revenues and expenses such as straight-line rental revenue and the related reversal of such amounts upon early lease termination, depreciation, amortization, impairment losses, general and administrative expenses, acquisition costs and other items such as lease cancellation income, environmental abatement costs, demolition expenses and lease termination fees. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from SPNOI. A reconciliation of Net Income to SPNOI is as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$72,629	$51,901	$167,307	$194,791
Add:
Net income attributable to noncontrolling interests	1,844	9,436	12,755	12,864
Provision (benefit) for income taxes	577	1,105	(2,035)	7,020
Interest expense, net	19,850	21,843	61,405	61,292
Less:
Gain on sale of property	(38,579)	(22,108)	(86,566)	(68,298)
Equity in earnings of real estate joint ventures and partnership interests	(5,219)	(4,373)	(17,966)	(15,111)
Gain on sale and acquisition of real estate joint venture and partnership interests	—	(9,015)	—	(46,407)
Interest and other income	(1,485)	(1,268)	(4,525)	(1,840)
Operating Income	49,617	47,521	130,375	144,311
Less:
Revenue adjustments (1)	(4,349)	(4,152)	(12,569)	(11,405)
Add:
Property management fees	672	617	2,252	2,173
Depreciation and amortization	41,509	42,064	126,115	119,161
Impairment loss	—	—	15,012	43
General and administrative	6,537	7,187	20,567	20,073
Acquisition costs	—	513	1	736
Other (2)	1,103	270	4,384	362
Net Operating Income	95,089	94,020	286,137	275,454
Less: NOI related to consolidated entities not defined as same property and noncontrolling interests	(10,675)	(12,058)	(34,240)	(30,970)
Add: Pro rata share of unconsolidated entities defined as same property	8,388	8,308	25,199	24,605
Same Property Net Operating Income	92,802	90,270	277,096	269,089
Less: Redevelopment Net Operating Income	(8,877)	(8,386)	(26,364)	(24,406)
Same Property Net Operating Income excluding Redevelopments	$83,925	$81,884	$250,732	$244,683
___________________

(1)	Revenue adjustments consist primarily of straight-line rentals, lease cancellation income and fee income primarily from real estate joint ventures and partnerships.

(2)	Other includes items such as environmental abatement costs, demolition expenses and lease termination fees.

x

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose of properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including the failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Pro rata Financial Information
Included herein is certain financial information presented on a pro rata share basis as we believe this information assists users of our financial information in understanding our proportionate economic interest in the operating results of our portfolio of properties. Such amounts include WRI’s proportional share of each financial line item or operational metric for both our consolidated and unconsolidated joint ventures and partnerships. Multiplying a financial statement line item or operational metric of an investee and adding it to WRI’s totals may not accurately depict the legal and economic implications of holding a non-controlling interest in the investee, nor does WRI control any of the investees presented under the equity method of accounting. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,
	2017	2016	2017	2016	2016	2015	2014	2013
Revenues:
Rentals, net	$141,064	$136,435	$424,845	$397,758	$537,265	$502,464	$503,128	$477,340
Other	3,046	2,164	8,951	8,934	12,290	10,380	11,278	11,855
Total	144,110	138,599	433,796	406,692	549,555	512,844	514,406	489,195
Expenses:
Depreciation and amortization	41,509	42,064	126,115	119,161	162,535	145,940	150,356	146,763
Operating	27,813	24,760	83,944	72,959	98,855	94,244	95,318	97,099
Real estate taxes, net	18,634	17,067	57,783	50,145	66,358	60,289	60,768	57,515
Impairment loss	—	—	15,012	43	98	153	1,024	2,579
General and administrative	6,537	7,187	20,567	20,073	27,266	27,524	24,902	25,371
Total	94,493	91,078	303,421	262,381	355,112	328,150	332,368	329,327
Operating Income	49,617	47,521	130,375	144,311	194,443	184,694	182,038	159,868
Interest Expense, net	(19,850)	(21,843)	(61,405)	(61,292)	(83,003)	(87,783)	(94,725)	(96,312)
Interest and Other Income	1,485	1,268	4,525	1,840	2,569	4,563	3,756	7,685
Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	—	9,015	—	46,407	48,322	879	1,718	33,670
(Provision) Benefit for Income Taxes	(577)	(1,105)	2,035	(7,020)	(6,856)	(52)	1,261	(7,046)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (a)	5,219	4,373	17,966	15,111	20,642	19,300	22,317	35,112
Income from Continuing Operations	35,894	39,229	93,496	139,357	176,117	121,601	116,365	132,977
Operating Income from Discontinued Operations	—	—	—	—	—	—	342	12,214
Gain on Sale of Property from Discontinued Operations	—	—	—	—	—	—	44,582	119,203
Income from Discontinued Operations	—	—	—	—	—	—	44,924	131,417
Gain on Sale of Property	38,579	22,108	86,566	68,298	100,714	59,621	146,290	762
Net Income	74,473	61,337	180,062	207,655	276,831	181,222	307,579	265,156
Less: Net Income Attributable to Noncontrolling Interests	(1,844)	(9,436)	(12,755)	(12,864)	(37,898)	(6,870)	(19,571)	(44,894)
Net Income Adjusted for Noncontrolling Interests	72,629	51,901	167,307	194,791	238,933	174,352	288,008	220,262
Dividends on Preferred Shares	—	—	—	—	—	(3,830)	(10,840)	(18,173)
Redemption Costs of Preferred Shares	—	—	—	—	—	(9,687)	—	(17,944)
Net Income Attributable to Common Shareholders	$72,629	$51,901	$167,307	$194,791	$238,933	$160,835	$277,168	$184,145
Earnings Per Common Share - Basic	$0.57	$0.41	$1.31	$1.55	$1.90	$1.31	$2.28	$1.52
Earnings Per Common Share - Diluted	$0.56	$0.40	$1.30	$1.53	$1.87	$1.29	$2.25	$1.50

(a)	See Page 23 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	September 30, 2017	December 31, 2016

ASSETS
Property	$4,667,281	$4,789,145
Accumulated Depreciation	(1,211,191)	(1,184,546)
Property Held for Sale, net	12,300	479
Property, net	3,468,390	3,605,078

Investment in Real Estate Joint Ventures and Partnerships, net (a)	315,574	289,192
Total	3,783,964	3,894,270

Unamortized Lease Costs, net	187,530	208,063
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $6,962 in 2017 and $6,700 in 2016)	101,459	94,466
Cash and Cash Equivalents	39,246	16,257
Restricted Deposits and Mortgage Escrows	4,973	25,022
Other, net	196,018	188,850
Total Assets	$4,313,190	$4,426,928

LIABILITIES AND EQUITY
Debt, net	$2,214,319	$2,356,528
Accounts Payable and Accrued Expenses	119,094	116,859
Other, net	194,418	191,887
Total Liabilities	2,527,831	2,665,274

Commitments and Contingencies	—	—
Deferred Compensation Share Awards	—	44,758

Equity:
Shareholders' Equity:
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 128,425 in 2017 and 128,072 in 2016	3,896	3,885
Additional Paid-In Capital	1,771,017	1,718,101
Net Income Less Than Accumulated Dividends	(159,245)	(177,647)
Accumulated Other Comprehensive Loss	(7,327)	(9,161)
Total Shareholders' Equity	1,608,341	1,535,178
Noncontrolling Interests	177,018	181,718
Total Equity	1,785,359	1,716,896
Total Liabilities and Equity	$4,313,190	$4,426,928

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 23 for additional information.

Weingarten Realty Investors
Funds From Operations Attributable to Common Shareholders
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Funds From Operations Attributable to Common Shareholders (NAREIT FFO)
Numerator:
Net income attributable to common shareholders	$72,629	$51,901	$167,307	$194,791
Depreciation and amortization of real estate	41,240	43,451	125,379	120,142
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	3,453	3,665	10,640	11,344
Impairment of operating properties and real estate equity investments	—	—	12,007	—
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	—	—	326
(Gain) on acquisition including associated real estate equity investment	—	(9,015)	—	(46,398)
(Gain) on sale of property and interests in real estate equity investments	(38,548)	(21,543)	(86,266)	(67,100)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(28)	(16)	(1,978)	(3,155)
Provision (benefit) for income taxes (1)	71	—	(1,943)	—
Noncontrolling Interests (2)	(451)	4,175	5,963	3,276
Other	—	—	(8)	(8)
NAREIT FFO - Basic	78,366	72,618	231,101	213,218
Income attributable to operating partnership units	515	499	1,567	1,497
NAREIT FFO - Diluted	78,881	73,117	232,668	214,715
Adjustments for Core FFO:
Other impairment loss	—	—	3,029	43
Provision (benefit) for income taxes	—	1,129	(952)	7,024
(Gain) on extinguishment of debt	—	—	—	(1,679)
Acquisition costs	—	560	—	1,160
Storm damage costs	804	—	804	—
Other	—	807	2,904	271
Core FFO - Diluted	$79,685	$75,613	$238,453	$221,534

Denominator:
FFO weighted average number of common shares outstanding - Basic	127,801	127,304	127,734	125,569
Effect of dilutive securities:
Share options and awards	844	1,022	877	1,100
Operating partnership units	1,432	1,462	1,450	1,462
FFO weighted average number of common shares outstanding - Diluted	130,077	129,788	130,061	128,131

NAREIT FFO Per Common Share - Basic	$0.61	$0.57	$1.81	$1.70

NAREIT FFO Per Common Share - Diluted	$0.61	$0.56	$1.79	$1.68
Adjustments for Core FFO per common share:
Other impairment loss	—	—	0.02	—
Provision (benefit) for income taxes	—	0.01	—	0.05
(Gain) on extinguishment of debt	—	—	—	(0.01)
Acquisition costs	—	—	—	0.01
Other	—	0.01	0.02	—
Core FFO Per Common Share - Diluted	$0.61	$0.58	$1.83	$1.73

(1) Effective January 1, 2017 includes the applicable taxes related to gains and impairments of operating properties.
(2) Related to gains, impairments and depreciation on operating properties, where applicable.

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Rentals, net
Base minimum rent, net	$104,919	$105,767	$318,126	$306,671
Straight line rent	1,365	1,964	4,135	4,894
Over/Under-market rentals, net	1,134	702	2,964	923
Percentage rent	1,264	1,137	3,051	3,142
Tenant reimbursements	32,382	26,865	96,569	82,128
Total	$141,064	$136,435	$424,845	$397,758

Other Income
Recurring fee income	$1,594	$1,486	$4,781	$4,541
Non-Recurring fee income	—	—	110	171
Miscellaneous revenue	1,196	678	3,481	3,346
Lease cancellation revenue	256	—	579	876
Total	$3,046	$2,164	$8,951	$8,934

Interest Expense, net
Interest paid or accrued	$20,577	$21,820	$62,614	$63,139
Gain on extinguishment of debt	—	—	—	(2,037)
Amortization of debt deferred costs	985	893	2,903	2,660
Over/Under-market mortgage adjustment of acquired properties, net	(301)	(245)	(798)	(708)
Gross interest expense	21,261	22,468	64,719	63,054
Capitalized interest	(1,411)	(625)	(3,314)	(1,762)
Total	$19,850	$21,843	$61,405	$61,292

Interest and Other Income
Deferred compensation investment income	$1,357	$1,169	$4,238	$1,457
Other	128	99	287	383
Total	$1,485	$1,268	$4,525	$1,840

Supplemental Analyst Information

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$4,477	$4,051	$15,355	$13,196
Intercompany fee income reclass	595	636	1,949	1,892
Other adjustments	147	(314)	662	23
Equity in earnings of real estate joint ventures and partnerships, net	$5,219	$4,373	$17,966	$15,111

Dividends
Common Dividends per Share	$0.385	$0.365	$1.155	$1.095

Common Dividends Paid as a % of Reported Funds from Operations - Basic	63.1%	64.3%	64.2%	64.9%

Common Dividends Paid as a % of Core Funds from Operations - Basic	62.5%	62.1%	62.6%	62.9%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.5%	5.2%	4.7%	4.9%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.13%	0.37%	0.36%

Net Operating Income Additional Disclosures

Minority Interests Share of Net Operating Income and Other Adjustments	$(1,588)	$(3,391)	$(4,211)	$(6,285)

Pro rata Share of Unconsolidated Joint Ventures
Revenues	13,202	13,148	40,629	39,670
Operating expense	(2,222)	(2,332)	(6,896)	(7,962)
Real estate taxes	(1,866)	(1,680)	(5,730)	(5,155)

Net Operating Income from Sold Properties	893	5,202	7,012	16,645

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	September 30, 2017	December 31, 2016

Property
Land	$1,094,096	$1,107,072
Land held for development	70,715	82,953
Land under development	48,805	51,761
Buildings and improvements	3,374,867	3,489,685
Construction in-progress	78,798	57,674
Total	$4,667,281	$4,789,145

Straight Line Rent Receivable
	$63,992	$62,955

Other Assets, net
Notes receivable and mortgage bonds, net	$28,748	$28,784
Debt service guaranty asset	67,125	67,125
Non-qualified benefit plan assets	30,078	26,331
Out-of-market leases, net	27,808	31,016
Investments	13,955	12,910
Deferred income tax asset	13,793	10,834
Interest rate derivative	835	126
Unamortized debt costs, net	2,527	3,229
Other	11,149	8,495
Total	$196,018	$188,850

Other Liabilities, net
Deferred revenue	$8,202	$9,535
Non-qualified benefit plan liabilities	67,085	61,916
Deferred income tax payable	12,050	11,640
Out-of-market leases, net	80,929	87,769
Other	26,152	21,027
Total	$194,418	$191,887

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$44,277	$44,595
Above-market leases - Accumulated Amortization	(16,469)	(13,579)
Below-market assumed mortgages (included in Debt, net)	—	1,671
Below-market assumed mortgages - Accumulated Amortization	—	(1,564)
In place leases (included in Unamortized Lease Costs, net)	225,282	232,528
In place leases - Accumulated Amortization	(92,544)	(82,571)
Total	$160,546	$181,080

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$107,491	$110,878
Below-market leases - Accumulated Amortization	(26,562)	(23,109)
Above-market assumed mortgages (included in Debt, net)	10,063	10,375
Above-market assumed mortgages - Accumulated Amortization	(5,779)	(5,186)
Total	$85,213	$92,958

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	September 30, 2017	December 31, 2016

Common Share Data
Closing Market Price	$31.74	$35.79

Capitalization
Debt	$2,214,319	$2,356,528
Common Shares at Market	4,076,210	4,583,697
Operating Partnership Units at Market	45,452	52,325
Total Market Capitalization (As reported)	$6,335,981	$6,992,550
Debt to Total Market Capitalization (As reported)	34.9%	33.7%
Debt to Total Market Capitalization (As reported at a constant share price of $35.79)	32.3%	33.7%
Debt to Total Market Capitalization (Pro rata)	35.7%	34.4%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	125,000	245,000
Outstanding Letters of Credit Under Revolving Facility	6,390	4,860
Unused Portion of Credit Facility	$368,610	$250,140

Significant Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	42.2%	44.3%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	8.0%	8.3%
Unencumbered Asset Test (Public)	Greater than 150%	253.8%	241.0%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments))	Greater than 1.5x	3.9x	3.8x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$136,409	$134,097
Gain on Sale of Real Estate	(38,607)	(34,869)
Ground Rent	231	251
Other Non-Recurring Items	—	55
Adjusted EBITDA	$98,033	$99,534

Net Debt (less cash & equivalents)	$2,175,073	$2,340,271
Net Debt to Adjusted EBITDA (annualized)	5.55x	5.88x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa1
Outlook	Stable	Stable

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Guidance

2017 Guidance

	Previous Guidance	Q3 Revised Guidance

Net income attributable to common shareholders	$2.22 - $2.28	$2.47 - $2.52
Depreciation and amortization	1.39 - 1.41	1.38 - 1.40
Impairment of operating properties and RE equity investments	0.08 - 0.10	0.08 - 0.10
(Gain) on sale of property and interests in RE equity investments	(1.40) - (1.44)	(1.61) - (1.67)
Noncontrolling interests	0.04 - 0.06	0.04 - 0.06
(Benefit) provision for income taxes	(0.01) - (0.03)	(0.00) - (0.02)
NAREIT FFO - Basic	2.32 - 2.38	2.36 - 2.39
Income attributable to operating partnership units	0.02 - 0.02	0.02 - 0.02
NAREIT FFO Per Common Share - Diluted	$2.34 - $2.40	$2.38 - $2.41
Other impairment loss	0.02 - 0.02	0.02 - 0.02
(Benefit) provision for income taxes	(0.01) - (0.01)	(0.01) - (0.01)
Other	0.03 - 0.03	0.03 - 0.03
Core FFO Per Common Share - Diluted	$2.38 - $2.44	$2.42 - $2.45

Portfolio Activity ($ in millions)
Acquisitions	$50 - $150	$50 - $150

Re / New Development	$125 - $175	$125 - $175

Dispositions	$200 - $400	$300 - $550

Operating Information
Same Property Net Operating Income with redevelopments	+2.5% to +3.5%	+2.5% to +3.5%

Same Property Net Operating Income without redevelopments	+2.0% to +3.0%	+2.0% to +3.0%

Denotes change to guidance

Investment Activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Three Months Ended September 30, 2017	Nine Months Ended September 30, 2017	Twelve Months Ended December 31, 2016
New Development	$13,775	$75,035	$67,722
Redevelopment	8,819	23,471	32,185
Tenant Finish	6,269	19,112	24,989
Building and Site Improvements	5,333	18,563	20,474
Acquisitions	1,300	1,900	514,756
External Leasing Commissions	1,070	3,029	5,429
Capital Expenditures	$36,566	$141,110	$665,555

Note:
Internal Leasing Fees are approximately $7.3 million for the nine months ended September 30, 2017 and $8.7 million for the twelve months ended December 31, 2016, respectively.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
New Development
As of September 30, 2017
(at pro rata share, except multi-family units)
(in thousands, except percentages and multi-family units)

New Development

			Net SF/Units		Total	Cost	Cost	Completed		Est./Act.
			by Product	Percent	Estimated	Incurred-	Incurred -	Inception-	Est. Final	Stabilized	Key Tenants /
	Center	MSA	Type	Leased	Investment	Year-To-Date	To-Date	To-Date	ROI% (1)	Quarter	Description
	Active Developments
1	The Whittaker	Seattle, WA	Retail = 63 SF	89.0%	$31,064	$25,857	$26,096	$20,369		2H 18	Whole Foods
2	Gateway Alexandria	Alexandria, VA	Retail = 100 SF	16.3%	185,772	18,911	65,105	—		2H 21	Harris Teeter
			Office = 23 SF
			MF = 278 Units
3	Columbia Pike (2)	Arlington, VA	Retail = 65 SF	14.2%	134,468	30,267	31,153	—		2H 20	Harris Teeter
			MF = 366 Units
	Total Active Developments			21.1%	$351,304	$75,035	$122,354	$20,369	5.7%

	YTD Completed	4Q'17E	1Q'18E	2Q'18E	3Q'18E	4Q'18E	Remaining Balance
Completion ($)	$20,369	$2,800 - $4,800	$0 - $2,600	$0 - $3,000	$0 - $4,100	$0 - $3,700	$287,100 - $292,100
Weighted Return (%)	6.8%	6.6% - 7.1%	6.6% - 7.1%	6.6% - 7.1%	6.6% - 7.1%	6.6% - 7.1%	5.6% - 6.1%
Net Operating Income (Annualized)	$1,389	$100 - $400	$0 - $190	$0 - $210	$0 - $290	$0 - $260	$16,000 - $17,700

(1) Average ROI by Product Type:
Retail 6.1% - 6.4%
Multifamily 5.3% - 5.6%
Office 6.3% - 6.6%
(2) WRI will participate in the development of this mixed-use property. WRI has a 90% equity interest in the property and is committed to fund an additional $99 million in equity and debt.

The Company cannot guarantee that (i) ROI will be generated at the percentage listed or at all, (ii) total estimated investment associated with these projects will be equal to the actual investment, (iii) project completion or stabilization will occur when anticipated or (iv) that the Company will ultimately complete any of these projects. The ROI and total estimated investment reflect the Company's best estimate based upon current information, may change over time and are subject to certain conditions which are beyond the Company's control, including, without limitation, general economic conditions, market conditions and other business factors.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Redevelopment
As of September 30, 2017
(at pro rata share)
(in thousands, except percentages)

Redevelopment (1)

			Included	Total	Cost	Cost	%	Est./Act.	Est./Act.	Est./Act.
			in SPNOI	Estimated	Incurred -	Incurred -	Placed in	Incremental	Anchor	Stabilized
	Center	MSA	w/redev (2)	Investment	Year-To-Date	To-Date	Service (3)	ROI%	Opening	Quarter	Key Tenants / Description

	Large Redevelopments (incremental investment) (4)
1	River Oaks Shopping Center	Houston, TX	N (5)	$150,000	$2,832	$2,832	—	5.5 - 7.5%	NA	2H 21	30-Story Residential High-Rise and 10,000 SF Retail
2	Sunset Point 19	Clearwater, FL	Y	23,090	6,905	8,596	21%	8.0 - 10.0	1H 18	2H 18	Total Center redevelopment with three new shop space buildings
3	Decatur 215	Las Vegas, NV	Y	16,821	(295)	15,191	94%	12.0 - 14.0	Q2 15	1H 17	Hobby Lobby, Ross, Ulta and shops and restaurants
4	Winter Park Corners	Orlando, FL	Y	12,082	74	74	—	9.0 - 11.0	2H 18	2H 18	30,000 SF Sprouts; 12,250 SF and 1,200 SF new shop space buildings
	Total Large Redevelopments			$201,993	$9,516	$26,693	53%	6.5 - 8.5%

	Other Redevelopments (13 Properties)			35,510	13,061	19,542	12%	11.0 - 13.0%

	Total Active Redevelopments			$237,503	$22,577	$46,235	35%	7.5 - 9.5%

Summary of asset allocation:	Developments	Redevelopments	Total
Land	$507	$—	$507
Land Under Development	48,805	—	48,805
Building and Improvements	5,767	38,359	44,126
CIP	35,150	7,876	43,026
Other various accounts	32,125	—	32,125
Property	$122,354	$46,235	$168,589

Cash NOI Summary
Cash NOI included for the Three Months Ended September 30, 2017:	$131	$696	$826

(1) Redevelopment is defined where GLA is added either through new construction or expansion of an existing space or where incremental investment is over $5 million.
(2) A property is removed from the Company's same store portfolio if the project is considered to significantly impact the existing property's NOI and activities have begun in anticipation of the project.

(3) Represents the percentage of project GLA for which the leases of the applicable tenants have commenced.
(4) Large Redevelopment is defined where Total Estimated Investment exceeds $10 million on an individual project.
(5) Project is in the planning stage. Until material investment is made, the property will remain in SPNOI.

The Company cannot guarantee that (i) ROI will be generated at the percentage listed or at all, (ii) total estimated investment associated with these projects will be equal to the actual investment, (iii) project completion or stabilization will occur when anticipated or (iv) that the Company will ultimately complete any of these projects. The ROI and total estimated investment reflect the Company's best estimate based upon current information, may change over time and are subject to certain conditions which are beyond the Company's control, including, without limitation, general economic conditions, market conditions and other business factors.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Land Held for Development
As of September 30, 2017
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	22.7
US 77 & FM 802, Brownsville, TX	100.0%	21.0
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	8.6
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	8.3
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
Total New Development Phased Projects		133.4	$19,774	$18,287
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	129.4
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	5.3
Shary Road and US Hwy. 83, Mission, TX	50.0%	4.0
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	21.2
Total Raw Land		287.9	$51,439	$37,871

Total Land Held For Development Properties		421.3	$71,213	$56,158

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $59.6 million of total investment at 100%, $45.3 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended September 30, 2017
(at pro rata share)
(in thousands, except percentages)

Center	City/State	Sq. Ft. at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap

Dispositions
1st Quarter
Lyons Avenue Shopping Center	Houston, TX	68	01/13/17
Palms of Carrollwood	Tampa, FL	168	02/14/17
Mohave Crossroads Pad	Bullhead City, AZ	N/A	02/28/17
Gateway Station	Fort Worth, TX	85	03/09/17
Decatur 215 Pad	Las Vegas, NV	3	03/22/17
Stevens Ranch Pad	San Antonio, TX	N/A	03/28/17

2nd Quarter
Humblewood Shopping Center	Houston, TX	183	04/07/17
Mohave Crossroads	Bullhead City, AZ	184	04/13/17
Broadway Shopping Center	Galveston, TX	76	04/21/17
Eastpark Shopping Center Pad	Houston, TX	N/A	06/01/17
K-Mart Plaza*	Lake Charles, LA	217	06/06/17

3rd Quarter
Bartlett Towne Center	Bartlett, TN	197	07/11/17
Marshalls Plaza	Modesto, CA	79	07/21/17
Discovery Plaza	Sacramento, CA	90	07/25/17
North Towne Plaza Pad	Brownsville, TX	N/A	07/26/17
Shops at Whitehall Commons	Charlotte, NC	43	09/14/17
Brookwood Square	Austell, GA	183	09/28/17
Whole Foods at Carrollwood	Tampa, FL	37	09/28/17

Total 2017 YTD Dispositions				$213,849	7.08%

4th Quarter
Buena Vista Marketplace	Duarte, CA	93	10/06/17
Crabtree Towne Center	Raleigh, NC	9	10/10/17

Total Dispositions				$257,454	6.82%

			Date	Purchase
			Acquired	Price	Yield (1)

Acquisitions
1st Quarter
Red Mountain Gateway Pad	Mesa, AZ	N/A	03/31/17

2nd Quarter
None

3rd Quarter
Oak Forest Pad	Houston, TX	4	09/22/17

Total Acquisitions				$1,900	—%

(1) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.
* Unconsolidated real estate joint venture activity

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	September 30, 2017	3rd Quarter Weighted Average Rate (1)	December 31, 2016	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$399,790	4.72%	$423,791	5.10%
3.375% Notes due 2022	299,373	3.38%	299,288	3.38%
3.5% Notes due 2023	299,161	3.50%	299,059	3.50%
4.45% Notes due 2024	249,313	4.45%	249,241	4.45%
3.85% Notes due 2025	248,473	3.85%	248,346	3.85%
3.25% Notes due 2026	248,094	3.25%	247,957	3.25%
Term Loan (2)	200,000	2.47%	200,000	2.47%
Unsecured Notes Payable (MTN)	66,285	6.70%	66,290	6.00%
Revolving Credit Agreements (3)	125,000	2.07%	245,000	1.39%
Obligations under Capital Leases	21,000	7.98%	21,000	7.94%
Unamortized Loan Costs	(9,295)		(10,569)
Subtotal Consolidated Debt	2,147,194	3.80%	2,289,403	3.89%
Debt Service Guarantee Liability (4)	67,125		67,125
Total Consolidated Debt - As Reported	$2,214,319	3.80%	$2,356,528	3.89%

	As Reported
Weighted Average Interest Rates (1)
Three months ended 09/30/17	3.80%
Nine months ended 09/30/17	3.78%
Three months ended 12/31/16	3.89%
Twelve months ended 12/31/16	3.98%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)	Term Loan has a floating rate of LIBOR + 97.5 bps and has been swapped to a fixed rate of 2.47%. The weighted average interest rate reflects the fixed rate.

(3)
Weighted average revolving interest rate excludes the effect of the facility fee of 15 basis points on the total commitment paid quarterly in arrears. The weighted average revolving interest rate with the facility fee was 2.66% and 1.88% in the third quarter 2017 and the fourth quarter 2016, respectively.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Debt Information Additional Disclosure
(at pro rata share)
(in thousands, except percentages)

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (includes the effect of interest rate swaps)
As of September 30, 2017
Fixed-rate debt	$2,137,083	3.89%	93.6%	6.28
Variable-rate debt	146,547	2.23%	6.4%	2.22
Total	$2,283,630	3.78%	100.0%	6.02

As of December 31, 2016
Fixed-rate debt	$2,159,732	4.03%	89.0%
Variable-rate debt	266,759	1.67%	11.0%
Total	$2,426,491	3.86%	100.0%

Secured vs. Unsecured Debt
As of September 30, 2017
Secured Debt	$488,699	4.67%	21.4%	5.61
Unsecured Debt	1,794,931	3.53%	78.6%	6.13
Total	$2,283,630	3.78%	100.0%	6.02

As of December 31, 2016
Secured Debt	$513,091	4.94%	21.1%
Unsecured Debt	1,913,400	3.56%	78.9%
Total	$2,426,491	3.86%	100.0%

Additional Information	September 30,		December 31,
Reconciling items to pro rata debt	2017		2016
Noncontrolling Interests and Other Adjustments	(39,519)		(39,960)
WRI Share of Unconsolidated Joint Ventures	108,830		109,923

Weighted Average Interest Rates (1)
Three months ended 09/30/17		3.78%
Nine months ended 09/30/17		3.77%
Three months ended 12/31/16		3.86%
Twelve months ended 12/31/16		3.98%

(1) Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Schedule of Maturities
As of September 30, 2017
(in thousands, except percentages)

	As Reported
	Maturities	Weighted Average Rate (2)
2017	$38,506	5.39%
2018	80,427	5.45%
2019	56,245	5.14%
2020	237,779	2.91%	(3)
2021	17,667	4.04%
2022	307,614	3.40%
2023	305,694	3.51%
2024	255,954	4.44%
2025	303,302	3.93%
2026	277,291	3.55%
Thereafter	131,310	4.85%
Subtotal	2,011,789

Revolving Credit Agreements	125,000	1.82%
Other (1)	77,530
Total	$2,214,319	3.78%

(1)
Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps, discounts on notes, and debt issuance costs. The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

(3)	Year 2020 includes the Term Loan ($200 million) which is at a floating rate of LIBOR + 97.5 bps that has been swapped to a fixed rate of 2.47%. The weighted average rate reflects the fixed rate.

Weingarten Realty Investors
Schedule of Maturities Additional Disclosure
As of September 30, 2017
(at pro rata share)
(in thousands, except percentages)

	Maturities	Weighted Average Rate (2)		Floating Rate	Fixed Rate	Secured	Unsecured
2017	$39,226	5.21%		$3,658	$35,568	$39,226	$—
2018	44,486	5.46%		17,889	26,597	34,916	9,570
2019	59,804	5.07%			59,804	59,804	—
2020	293,293	3.23%	(3)	200,000	93,293	93,293	200,000
2021	53,174	4.06%			53,174	53,174	—
2022	308,648	3.40%			308,648	8,648	300,000
2023	306,785	3.52%			306,785	6,785	300,000
2024	257,105	4.44%			257,105	7,105	250,000
2025	304,453	3.94%			304,453	54,453	250,000
2026	278,182	3.56%			278,182	5,212	272,970
Thereafter	135,944	4.84%			135,944	102,199	33,745
Subtotal	2,081,100			221,547	1,859,553	464,815	1,616,285

Revolving Credit Agreements	125,000	1.82%		125,000			125,000
Other (1)	77,530				77,530	23,884	53,646
Swap Maturities:
2020				(200,000)	200,000
Total	$2,283,630	3.77%		$146,547	$2,137,083	$488,699	$1,794,931

(1)	Other includes capital leases, fair value adjustments, debt service guarantee liability, market value of swaps, discounts on notes, and debt issuance costs.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of fair value adjustments, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

(3)	Year 2020 includes the Term Loan ($200 million) which is at a floating rate of LIBOR + 97.5 bps that has been swapped to a fixed rate of 2.47%. The weighted average rate reflects the fixed rate.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information at 100%
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
Condensed Statements of Income	2017	2016	2017	2016

Revenues:
Base minimum rent, net	$24,911	$25,892	$75,343	$78,073
Straight line rent	—	259	(348)	572
Over/Under-market rentals, net	53	(91)	222	756
Percentage rent	259	136	499	219
Tenant reimbursements	7,757	7,107	24,298	23,036
Other income	403	572	4,168	1,287
Total	33,383	33,875	104,182	103,943

Expenses:
Depreciation and amortization	8,595	9,079	26,399	29,065
Interest, net	2,851	3,300	8,928	12,930
Operating	5,727	5,922	17,655	19,883
Real estate taxes, net	4,775	4,223	14,494	13,209
General and administrative	(139)	233	523	688
Provision for income taxes	30	42	77	70
Impairment loss	—	—	—	1,303
Total	21,839	22,799	68,076	77,148

Gain on sale of non-operating property	—	—	—	373
Gain on dispositions	67	71	3,963	12,662

Net income	$11,611	$11,147	$40,069	$39,830

Condensed Balance Sheets
			September 30, 2017	December 31, 2016

ASSETS

Property			$1,236,463	$1,196,770
Accumulated depreciation			(281,391)	(261,392)
Property, net			955,072	935,378

Other assets, net			119,986	114,554

Total			$1,075,058	$1,049,932

LIABILITIES AND EQUITY

Debt, net			$299,527	$301,480
Amounts payable to Weingarten Realty Investors and Affiliates			11,445	12,585
Other liabilities, net			28,217	24,902
Total			339,189	338,967

Equity			735,869	710,965

Total			$1,075,058	$1,049,932

Note:
The financial information on this page is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information
(at pro rata share)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
Condensed Statements of Income	2017	2016	2017	2016
Revenues:
Base minimum rent, net	$9,829	$10,087	$29,722	$29,950
Straight line rent	14	52	(128)	142
Over/Under-market rentals, net	(17)	(88)	(21)	16
Percentage rent	111	62	213	97
Tenant reimbursements	3,079	2,773	9,759	8,886
Other income	186	262	1,084	579
Total	13,202	13,148	40,629	39,670

Expenses:
Depreciation and amortization	3,453	3,665	10,640	11,344
Interest, net	1,179	1,343	3,728	4,843
Operating	2,222	2,332	6,896	7,962
Real estate taxes, net	1,866	1,680	5,730	5,155
General and administrative	16	72	223	211
Provision for income taxes	17	21	35	31
Impairment loss	—	—	—	326
Total	8,753	9,113	27,252	29,872

Gain on sale of non-operating property	—	—	—	243
Gain on dispositions	28	16	1,978	3,155

Net income	$4,477	$4,051	$15,355	$13,196

Condensed Balance Sheets			September 30, 2017	December 31, 2016

ASSETS

Property			$487,410	$455,485
Accumulated depreciation			(105,248)	(97,574)
Property, net			382,162	357,911

Notes receivable from real estate joint ventures and partnerships			4,224	4,404
Unamortized lease costs, net			14,268	15,432
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $276 in 2017 and $283 in 2016)			9,913	9,949
Cash and cash equivalents			19,009	15,160
Restricted deposits and mortgage escrows			—	188
Out-of-market leases, net			1,148	1,451
Other assets, net			1,382	4,725
Total			$432,106	$409,220

LIABILITIES AND EQUITY

Debt, net			$108,816	$110,012
Amounts payable to Weingarten Realty Investors and Affiliates			5,030	5,669
Accounts payable and accrued expenses			6,827	6,014
Deferred revenue			859	995
Out-of-market leases, net			3,303	3,583
Other liabilities, net			408	483
Total			125,243	126,756

Equity			306,863	282,464

Total			$432,106	$409,220
Notes:
The above pro rata share information includes only the real estate operations of joint ventures and partnerships at WRI's ownership percentages.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%
September 30, 2017
(in thousands, except number of properties)

Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt

TIAA Florida Retail LLC	2	431	$125,613	$—
Collins	8	1,168	114,783	18,303
AEW - Institutional Client	5	437	102,377	—
BIT Retail	3	721	141,596	—
Jamestown	6	1,216	144,511	169,269
Fidelis Realty Partners	1	491	127,812	74,384
Sleiman Enterprises	2	170	17,901	13,636
Bouwinvest	3	359	169,752	—
Other	6	888	130,713	23,935

Total	36	5,881	$1,075,058	$299,527

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information at 100%
As of September 30, 2017
(in thousands, except number of properties, percentages and term)

Balance Summary

Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Collins	2	$18,536	6.2%	7.4
Jamestown	6	170,000	2.7%	4.0
Fidelis Realty Partners	1	74,488	4.3%	3.2
Sleiman Enterprises	2	13,722	4.1%	8.7
Other	1	23,409	6.3%	3.0

Total	12	$300,155	3.6%	5.2

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2017	$1,657	4.9%
2018	6,127	4.9%
2019	6,444	4.9%
2020	93,010	4.8%
2021	173,014	3.6%
2022	2,068	5.3%
2023	2,182	5.2%
2024	2,302	5.2%
2025	2,302	5.2%
2026	1,780	5.1%
Thereafter	9,269	6.4%
Total	$300,155

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure
As of September 30, 2017
(at pro rata share)
(in thousands, except percentages)

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2017	$915	4.9%
2018	3,384	4.9%
2019	3,559	4.9%
2020	55,514	4.9%
2021	35,507	4.1%
2022	1,034	5.3%
2023	1,091	5.2%
2024	1,151	5.2%
2025	1,151	5.2%
2026	890	5.1%
Thereafter	4,634	6.4%
Total	$108,830

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Notes:
All mortgages are fixed rate.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of September 30, 2017
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	The Kroger Co.	BBB/Baa1	25	$11,936	2.61%	1,430	5.23%
2	TJX Companies, Inc.	A+/A2	42	11,418	2.49%	1,105	4.04%
3	Ross Stores, Inc.	A-/A3	34	9,146	2.00%	749	2.74%
4	Whole Foods Market, Inc.	A+/Baa1	8	7,229	1.58%	347	1.27%
5	Petsmart, Inc.	B+/B1	23	7,178	1.57%	433	1.58%
6	H-E-B	N/A/N/A	8	7,171	1.57%	539	1.97%
7	Bed Bath & Beyond, Inc.	BBB+/Baa1	19	5,868	1.28%	462	1.69%
8	Office Depot, Inc.	N/A/B1	24	5,574	1.22%	455	1.66%
9	Albertsons	N/A/N/A	14	5,484	1.20%	637	2.33%
10	24 Hour Fitness Inc.	B/B2	8	5,072	1.11%	225	0.82%
11	Best Buy, Inc.	BBB-/Baa1	10	5,027	1.10%	290	1.06%
12	Home Depot, Inc.	A/A2	4	4,700	1.03%	435	1.59%
13	Dollar Tree Stores, Inc.	BB+/Ba1	41	4,568	1.00%	408	1.49%
14	Petco Animal Supplies, Inc.	B/B2	17	3,623	0.79%	193	0.71%
15	Hobby Lobby Stores, Inc.	N/A/N/A	7	3,529	0.77%	415	1.52%
16	Gap, Inc.	BB+/Baa2	12	3,335	0.73%	174	0.64%
17	Walmart Stores, Inc.	AA/Aa2	6	3,035	0.66%	453	1.66%
18	Nordstrom Rack	BBB+/Baa1	5	2,934	0.64%	125	0.46%
19	Dick's Sporting Goods	N/A/N/A	5	2,926	0.64%	148	0.54%
20	Starbucks Corporation	A/A2	40	2,658	0.58%	64	0.23%
21	JPMorgan Chase Bank	A+/Aa3	23	2,650	0.58%	85	0.31%
22	Ascena Retail Group	B+/Ba3	23	2,596	0.57%	117	0.43%
23	Barnes & Noble Inc.	N/A/N/A	6	2,585	0.56%	153	0.56%
24	Party City	B+/Ba3	16	2,496	0.54%	167	0.61%
25	Mattress Firm	N/A/N/A	21	2,418	0.53%	77	0.28%

	Grand Total		441	$125,156	27.35%	9,686	35.42%

(1)	Tenant Names:	DBA Names:
	The Kroger Co.	Kroger (11), Harris Teeter (7), Fry's Food (3), King Soopers (2), Ralph's (1), Smith's Food (1)
	TJX Companies, Inc.	Marshalls (19), T.J. Maxx (15), Home Goods (8)
	Ross Stores, Inc.	Ross Dress for Less (31), dd's Discounts (3)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (11), Cost Plus (6), buybuy BABY (2)
	Office Depot, Inc.	Office Depot (15), Office Max (9)
	Albertsons	Safeway (6), Randall's (4), Albertsons (2), Von's (2)
	Dollar Tree Stores, Inc.	Dollar Tree (36), Family Dollar (5)
	Gap, Inc.	Old Navy (10), Gap (2)
	Walmart Stores, Inc.	Walmart Neighborhood Market (3), Walmart (2), Walmart Supercenter (1)
	Dick's Sporting Goods	Golf Galaxy (3), Dick's Sporting Goods (2)
	Ascena Retail Group	Lane Bryant (9), Dressbarn (7), Justice (4), AnnTaylor (1), Catherines (1), Loft (1)
	Mattress Firm	Mattress Firm (18), Bedmart (1), Mattress Giant (1), Mattress Pro (1)

(2)	Target owns and occupies 24 units not included above.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended September 30, 2017				192	720	$20.55	$17.63	$11.10	16.6%
	Quarter Ended June 30, 2017				224	838	19.89	17.55	9.24	13.4%
	Quarter Ended March 31, 2017				276	1,518	17.31	15.81	2.76	9.5%
	Quarter Ended December 31, 2016				227	892	19.87	17.62	5.35	12.8%
	Rolling 12 months				919	3,968	$19.02	$16.91	$6.22	12.4%

	New Leases
	Quarter Ended September 30, 2017				42	195	$21.00	$16.22	$40.89	29.5%	8.4
	Quarter Ended June 30, 2017				42	144	23.17	16.16	53.83	43.4%	8.4
	Quarter Ended March 31, 2017				62	166	21.38	19.86	25.31	7.6%	7.6
	Quarter Ended December 31, 2016				49	155	19.02	15.54	30.92	22.4%	7.4
	Rolling 12 months				195	660	$21.11	$16.97	$37.45	24.4%	8.0

	Renewals
	Quarter Ended September 30, 2017				150	525	$20.39	$18.15	$—	12.3%
	Quarter Ended June 30, 2017				182	694	19.21	17.84	—	7.7%
	Quarter Ended March 31, 2017				214	1,352	16.81	15.32	—	9.8%
	Quarter Ended December 31, 2016				178	737	20.05	18.05	—	11.0%
	Rolling 12 months				724	3,308	$18.60	$16.90	$—	10.0%

	Comparable & Non-Comparable:
	Quarter Ended September 30, 2017				229	888
	Quarter Ended June 30, 2017				264	1,067
	Quarter Ended March 31, 2017				303	1,591
	Quarter Ended December 31, 2016				256	991
	Rolling 12 months				1,052	4,537

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	52	0%	$10.89	0%	3	0%	$4.19	0%	55	0%	$10.47	0%
2017	105	1%	9.85	1%	302	3%	26.26	3%	407	2%	22.03	2%
2018	1,572	10%	11.19	9%	1,312	15%	26.99	15%	2,884	12%	18.38	12%
2019	1,990	12%	11.22	11%	1,291	15%	27.28	15%	3,281	13%	17.54	13%
2020	2,141	13%	11.58	13%	1,335	15%	28.01	15%	3,476	14%	17.89	14%
2021	2,147	13%	11.03	12%	1,447	17%	27.32	16%	3,594	15%	17.59	14%
2022 - 2027	6,396	40%	13.06	43%	2,772	32%	28.57	33%	9,168	37%	17.75	37%

(1)	Reflects in-place leases as of September 30, 2017.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Signed Basis
Anchor (1)	97.7%	96.9%	95.7%	96.5%	96.5%
Non-Anchor	90.4%	90.7%	90.5%	90.6%	90.2%
Total Retail	95.0%	94.6%	93.8%	94.3%	94.2%
Other	84.6%	84.7%	87.7%	89.1%	90.0%
Total Signed	94.8%	94.5%	93.7%	94.3%	94.1%

Commenced Basis
Anchor (1)	95.0%	94.2%	94.4%	95.2%	95.5%
Non-Anchor	87.7%	87.9%	87.7%	88.1%	87.6%
Total Retail	92.3%	91.9%	91.9%	92.6%	92.6%
Other	84.3%	84.5%	87.5%	88.8%	86.7%
Total Commenced	92.2%	91.8%	91.8%	92.5%	92.5%

Same Property (2)
Signed Basis	95.5%	95.5%	95.0%	95.5%	95.2%
Commenced Basis	93.3%	93.0%	93.4%	93.8%	93.8%

Average Base Rents (3)

	Quarter Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Commenced Basis
Anchor (1)	$13.13	$12.94	$12.90	$12.67	$12.56
Non-Anchor	27.87	27.49	27.24	26.93	26.59
Total	$18.58	$18.37	$18.22	$17.93	$17.72

Same Property Net Operating Income Growth (4)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2017	2016	% Change	2017	2016	% Change
Revenue
Minimum Rent	$100,265	$98,007	2.3%	$299,540	$291,488	2.8%
Bad Debt (net of recoveries)	(397)	360	-210.3%	(782)	(178)	339.3%
Percentage Rent	1,119	909	23.1%	2,635	2,575	2.3%
Tenant Reimbursements	32,302	24,540	31.6%	86,715	77,638	11.7%
Other	711	451	57.6%	2,756	1,907	44.5%
	134,000	124,267	7.8%	390,864	373,430	4.7%
Expenses
Property Operating Expenses	20,281	18,744	8.2%	60,665	58,248	4.1%
Real Estate Taxes	20,917	15,253	37.1%	53,103	46,093	15.2%
	41,198	33,997	21.2%	113,768	104,341	9.0%
SPNOI	92,802	90,270	2.8%	277,096	269,089	3.0%

Redevelopment NOI (5)	8,877	8,386	5.9%	26,364	24,406	8.0%

SPNOI (Excl. Redevelopment)	$83,925	$81,884	2.5%	$250,732	$244,683	2.5%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Redevelopments include the properties listed on Page 13.
Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Top 40 Core-Based Statistical Area (CBSA) Ranked by Population
as of September 30, 2017
(at pro rata share)
(in thousands, except percentages and # of units)

CBSA		Property	Owned	% of	Occupancy
Rank	CBSA	Count	GLA	ABR (1)%

2	Los Angeles-Long Beach-Anaheim, CA	5	791	4.6%	97.8%
4	Dallas-Fort Worth-Arlington, TX	3	434	1.5%	95.9%
5	Houston-The Woodlands-Sugar Land, TX	36	4,164	15.8%	95.4%
7	Washington-Arlington-Alexandria, DC-VA-MD-WV	4	332	2.5%	100.0%
8	Miami-Fort Lauderdale-West Palm Beach, FL	14	2,160	8.8%	94.3%
9	Atlanta-Sandy Springs-Roswell, GA	12	1,463	5.1%	97.9%
11	San Francisco-Oakland-Hayward, CA	3	442	2.5%	97.6%
12	Phoenix-Mesa-Scottsdale, AZ	16	1,496	5.6%	96.0%
13	Riverside-San Bernardino-Ontario, CA	5	936	4.2%	93.9%
15	Seattle-Tacoma-Bellevue, WA	6	208	1.3%	98.8%
17	San Diego-Carlsbad, CA	3	286	1.6%	97.5%
18	Tampa-St. Petersburg-Clearwater, FL	4	910	2.9%	94.4%
19	Denver-Aurora-Lakewood, CO	8	1,127	4.0%	93.3%
21	Baltimore-Columbia-Towson, MD	1	131	0.8%	100.0%
22	Charlotte-Concord-Gastonia, NC-SC	1	117	0.4%	86.1%
23	Orlando-Kissimmee-Sanford, FL	7	1,343	5.3%	98.5%
24	San Antonio-New Braunfels, TX	4	576	1.3%	93.0%
25	Portland-Vancouver-Hillsboro, OR-WA	3	120	0.3%	51.5%
27	Sacramento--Roseville--Arden-Arcade, CA	3	480	1.0%	88.9%
30	Las Vegas-Henderson-Paradise, NV	11	1,920	6.6%	94.9%
33	Austin-Round Rock, TX	1	351	1.3%	98.4%
36	San Jose-Sunnyvale-Santa Clara, CA	2	303	1.4%	77.5%
	Top 40 CBSA's Ranked by Population	152	20,090	78.8%	95.0%
	All other CBSA's Ranked by Population	58	7,137	21.2%	94.4%
	Grand Total	210	27,227	100.0%	94.8%

	(1) ABR includes ground leases

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of September 30, 2017

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	21	2,127,121	93,342	1,262,285	3,482,748
Arkansas	1	180,200	—	—	180,200
California	25	3,862,512	52,614	935,566	4,850,692
Colorado	8	1,126,843	205,228	1,038,429	2,370,500
Florida	30	4,863,174	1,600,318	1,228,110	7,691,602
Georgia	13	1,466,104	137,071	897,264	2,500,439
Kentucky	4	631,911	—	127,614	759,525
Louisiana	1	136,108	—	—	136,108
Maryland	2	212,111	—	—	212,111
Nevada	11	1,919,941	—	1,596,766	3,516,707
New Mexico	1	112,666	—	27,330	139,996
North Carolina	15	1,745,726	—	575,414	2,321,140
Oregon	3	119,871	90,777	66,276	276,924
Tennessee	4	507,878	—	154,340	662,218
Texas	61	7,574,750	2,057,185	2,479,953	12,111,888
Utah	1	182,099	—	122,800	304,899
Virginia	3	250,811	—	—	250,811
Washington	6	207,554	325,257	65,571	598,382
Total	210	27,227,380	4,561,792	10,577,718	42,366,890

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
(5) Denotes Hilltop Village Center 50/50 Joint Venture with 100% funding by WRI.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Property Listing
As of September 30, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	14.91	91.9%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	13.26	95.4%	Fry’s Supermarket	Office Max
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	23.05	95.2%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	9.37	89.9%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	29.68	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	24.68	88.2%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	18.64	100.0%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	92.8%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	15.23	95.3%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	26.88	100.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,213	199,013	15.59	94.4%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,093	155,093	18.91	100.0%	Safeway	CVS
Scottsdale Waterfront	Phoenix-Mesa-Scottsdale, AZ		100.0%		93,334	93,334	34.95	97.1%		Olive & Ivy, P.F. Chang's, David's Bridal, Urban Outfitters
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	18.40	96.6%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,151	322,993	17.48	98.6%	Safeway	(Target), CVS, OfficeMax, PetSmart
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	12.65	93.9%		Hobby Lobby, Dollar Tree
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	19.20	97.7%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	12.58	98.1%	Safeway	Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	18.66	98.2%	Sprouts Farmers Market	Kohl's, HomeGoods
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,150	343,278	25.33	90.4%		(Home Depot), (Nordstrom Rack), Jo Ann Fabric, Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	17.34	80.7%		(CVS Drug)
Arizona Total:	# of Properties:	21			2,127,121	3,482,748	18.93	95.7%
Arkansas
Markham West Shopping Center	Little Rock-North Little Rock-Conway, AR		100.0%		180,200	180,200	11.36	100.0%		Academy, Office Depot, Michaels, Dollar Tree
Arkansas Total:	# of Properties:	1			180,200	180,200	11.36	100.0%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,797	169,797	42.70	100.0%	Trader Joe's	CVS, Crunch, AMC Theaters, CB2
Buena Vista Marketplace	Los Angeles-Long Beach-Anaheim, CA		100.0%		91,846	91,846	25.69	99.1%	Smart & Final Stores	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.28	100.0%	Superior Grocers	Dollar Tree
The Westside Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		36,540	36,540	44.63	86.8%		Guitar Center
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	19.49	97.2%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,913	310,913	22.18	92.6%	Smart & Final Stores	Dollar Tree, 24 Hour Fitness, Rite Aid

Weingarten Realty Investors
Property Listing
As of September 30, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Jess Ranch Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		208,656	307,826	19.63	98.4%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Marketplace Phase III	Riverside-San Bernardino-Ontario, CA		100.0%		184,809	194,342	21.13	98.2%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside-San Bernardino-Ontario, CA		100.0%		124,431	258,734	17.60	97.1%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside-San Bernardino-Ontario, CA		67.0%	(1)(3)	106,821	434,450	24.03	77.8%	(Super Target)	(Kohl's)
Prospector's Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		243,907	252,521	19.07	92.7%	SaveMart	Kmart, CVS, Ross Dress for Less
Summerhill Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		133,318	133,318	10.91	87.2%	Raley’s	Dollar Tree
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		103,791	107,191	12.81	82.1%	Food 4 Less
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		129,676	129,676	28.23	99.0%		T.J. Maxx, Staples, Dollar Tree, BevMo
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,368	134,628	20.36	97.9%	Vons	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		35,880	81,086	34.86	90.5%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	31.04	97.3%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,689	352,778	23.63	97.5%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		147,095	236,864	23.08	98.0%	(Safeway)	(CVS), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		170,449	170,449	22.48	67.2%		Beverages & More, Dollar Tree
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		132,925	202,820	39.98	90.7%		Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	15.32	97.3%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	14.76	98.3%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		115,991	115,991	21.60	97.1%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,026	162,026	20.73	97.6%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	25			3,862,512	4,850,692	22.51	94.1%
Colorado
Aurora City Place	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	180,478	542,956	16.55	82.2%	(Super Target)	Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek Retail Center	Denver-Aurora-Lakewood, CO		100.0%		78,148	272,658	27.10	100.0%	(Super Target)	PetSmart, Bed Bath & Beyond
CityCenter Englewood	Denver-Aurora-Lakewood, CO		100.0%		217,255	307,255	16.62	87.8%		(Walmart), Ross Dress for Less, Petco, Office Depot, 24 Hour Fitness
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		100.0%		109,079	109,079	17.75	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	12.21	97.8%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch - AutoZone	Denver-Aurora-Lakewood, CO		100.0%	(4)	7,381	7,381		100.0%	(King Sooper’s)
Green Valley Ranch Towne Center	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	24,750	107,500	24.01	100.0%	(King Sooper’s)
Lowry Town Center	Denver-Aurora-Lakewood, CO		100.0%		76,697	129,397	28.05	98.0%	(Safeway)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		288,502	623,726	15.79	95.7%		(Target), (Costco), Regal Cinema, Michaels, Conn's, PetSmart
Colorado Total:	# of Properties:	8			1,126,843	2,370,500	17.93	93.3%
Florida
Argyle Village Shopping Center	Jacksonville, FL		100.0%		306,461	306,461	11.37	96.1%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	42,284	180,578	12.45	100.0%	(Walmart Supercenter)	T.J. Maxx, HomeGoods, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	14.86	86.6%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	17.05	100.0%	(Walmart Supercenter)	Ross Dress for Less, Petco

Weingarten Realty Investors
Property Listing
As of September 30, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,423	117,423	23.08	92.1%	4th Generation Market	Ross Dress for Less
Deerfield	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		398,963	404,944	13.21	91.1%	Publix	T.J. Maxx, Marshalls, Cinépolis, YouFit, Ulta
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,723	142,751	13.95	94.3%	Winn Dixie	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	25,373	148,840	19.12	100.0%	Publix
Flamingo Pines Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		139,462	266,761	23.50	100.0%	(Walmart Supercenter)	U.S. Post Office, Florida Technical College
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	74,609	416,767	27.48	98.7%	Publix	Target, CVS
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,720	236,628	18.87	93.6%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	60,684	323,679	15.38	98.0%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		99,029	99,029	17.78	89.9%	Publix	CVS, Dollar Tree
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,173	132,564	17.43	99.2%	Publix	CVS
The Palms at Town & County	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		657,661	657,661	22.69	94.2%	Publix	Kohl's, Marshalls, HomeGoods, Dick's Sporting Goods, Toys R Us, 24 Hour Fitness, Nordstrom Rack, CVS
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,429	161,429	17.38	94.7%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	17.11	100.0%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		114,354	136,854	27.90	93.0%	Whole Foods Market
Clermont Landing	Orlando-Kissimmee-Sanford, FL		75.0%	(1)(3)	133,321	347,418	17.77	99.3%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		498,761	498,761	15.73	97.7%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
Marketplace at Seminole Towne	Orlando-Kissimmee-Sanford, FL		100.0%		315,038	496,951	16.64	99.0%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Petco
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	28.98	98.8%	Whole Foods	Golf Galaxy, Michaels
Shoppes of South Semoran	Orlando-Kissimmee-Sanford, FL		100.0%		101,611	101,611	12.36	97.2%	Walmart Neighborhood Market	Dollar Tree
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,374	326,868	28.88	99.1%	Publix	Stein Mart, HomeGoods, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		83,161	83,161	29.75	100.0%	Sprouts Farmers Market
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	51,019	269,451	16.47	98.9%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		245,958	245,958	15.11	98.4%		T.J. Maxx, HomeGoods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	20,886	104,431	14.20	100.0%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		376,993	610,080	17.61	97.5%	(Safeway)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		265,858	265,858	17.37	86.0%		Bed Bath & Beyond, Barnes & Noble, Old Navy, Hobby Lobby, Cost Plus World Market
Florida Total:	# of Properties:	30			4,863,174	7,691,602	18.18	95.7%
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		199,594	397,295	19.49	100.0%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	21.12	84.5%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	15.35	100.0%		DSW, LA Fitness, Shopper's World, American Signature
Dallas Commons Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		25,158	95,262	26.16	100.0%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,611	76,611	15.12	100.0%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,693	332,889	16.54	93.3%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,931	14.76	100.0%		buybuy BABY, Ross Dress for Less, Party City

Weingarten Realty Investors
Property Listing
As of September 30, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		381,738	381,738	20.72	97.9%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,207	18.03	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs-Roswell, GA		100.0%		45,758	115,983	26.75	87.4%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		136,496	318,261	19.96	100.0%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,759	201,759	15.88	98.4%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	13			1,466,104	2,500,439	18.08	97.9%
Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	11.28	91.0%	Kroger
Regency Centre	Lexington-Fayette, KY		100.0%		142,738	188,782	14.56	96.4%	(Kroger)	T.J. Maxx, Michaels
Tates Creek Centre	Lexington-Fayette, KY		100.0%		195,978	201,138	14.45	98.4%	Kroger	Rite Aid
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	13.36	94.6%	Kroger	(PetSmart), (T.J. Maxx), Staples, Party City
Kentucky Total:	# of Properties:	4			631,911	759,525	13.60	95.5%
Louisiana
Danville Plaza Shopping Center	Monroe, LA		100.0%		136,108	136,108	5.72	85.4%	County Market	Citi Trends, Surplus Warehouse
Louisiana Total:	# of Properties:	1			136,108	136,108	5.72	85.4%
Maryland
Nottingham Commons	Baltimore-Columbia-Towson, MD		100.0%		131,270	131,270	28.34	100.0%	MOM's Organic Market	T.J. Maxx, DSW, Petco
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,841	80,841	60.69	100.0%		Pier 1, DXL Mens Apparel
Maryland Total:	# of Properties:	2			212,111	212,111	40.74	100.0%
Nevada
Best in the West	Las Vegas-Henderson-Paradise, NV		100.0%		428,066	428,066	16.72	94.3%		Best Buy, T. J. Maxx, Babies "R" Us, Bed Bath & Beyond, PetSmart, Office Depot
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	18.01	98.8%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,654	195,367	12.96	93.6%	El Super	Factory 2 U, CVS
Decatur 215	Las Vegas-Henderson-Paradise, NV		100.0%		118,678	345,720	16.43	100.0%	(WinCo Foods)	(Target), Hobby Lobby, Ross Dress for Less
Eastern Commons	Las Vegas-Henderson-Paradise, NV		100.0%		65,817	356,673	23.49	91.0%	Trader Joe's
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	11.59	84.5%	La Bonita Grocery	(Ross Dress for Less)
Paradise Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		78,077	152,672	19.78	89.1%	(Smith’s Food)	Dollar Tree
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	13.43	100.0%	Smith’s Food
Tropicana Beltway Center	Las Vegas-Henderson-Paradise, NV		100.0%		246,483	617,821	18.47	100.0%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, 99 Cents Only
Tropicana Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		69,429	144,571	21.37	88.0%	(Smith’s Food)	Family Dollar
Westland Fair	Las Vegas-Henderson-Paradise, NV		100.0%		211,755	598,213	17.75	91.7%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Smart & Final
Nevada Total:	# of Properties:	11			1,919,941	3,516,707	16.92	94.9%

Weingarten Realty Investors
Property Listing
As of September 30, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
New Mexico
North Towne Plaza	Albuquerque, NM		100.0%		112,666	139,996	22.79	99.0%	Whole Foods Market	HomeGoods
New Mexico Total:	# of Properties:	1			112,666	139,996	22.79	99.0%
North Carolina
Galleria Shopping Center	Charlotte-Concord-Gastonia, NC-SC		100.0%		117,102	324,704	16.42	86.1%	(Walmart Supercenter)	Off Broadway Shoes
Bull City Market	Durham-Chapel Hill, NC		100.0%		40,875	40,875	19.34	96.2%	Whole Foods Market
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,371	81,371	27.35	98.4%	Harris Teeter
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	16.63	92.0%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.16	93.2%	Food Lion
Crabtree Towne Center	Raleigh, NC		100.0%	(4)	8,800	8,800	N/A	100.0%		J. Alexander's
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	18.13	98.9%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		90,155	90,155	15.48	100.0%	Harris Teeter
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	19.29	98.5%	Harris Teeter	Rite Aid
Northwoods Shopping Center	Raleigh, NC		100.0%		77,803	77,803	12.14	97.7%	Walmart Neighborhood Market	Dollar Tree
Six Forks Shopping Center	Raleigh, NC		100.0%		467,914	467,914	11.13	95.9%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	14.39	94.7%	Harris Teeter	Stein Mart, Rite Aid
Wake Forest Crossing II	Raleigh, NC		100.0%		—	281,462	N/A	N/A	(Lowes Foods)	(Kohl's), (T.J. Maxx), (Michaels), (Ross Dress for Less), (Petco)
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	21.96	91.2%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		108,233	108,233	21.65	79.7%	Harris Teeter
North Carolina Total:	# of Properties:	15			1,745,726	2,321,140	14.87	94.3%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,227	18.82	94.3%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver-Hillsboro, OR-WA		100.0%		97,177	97,177	24.42	41.1%
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	26.09	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,924	23.37	51.5%
Tennessee
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	11.67	98.7%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		176,484	314,224	25.55	87.2%		(Target), Best Buy, PetSmart
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		166,958	178,558	10.14	100.0%	Kroger	Stein Mart, Marshalls, HomeGoods
The Commons at Dexter Lake II	Memphis, TN-MS-AR		100.0%		61,838	66,838	13.71	83.2%	Kroger	Stein Mart, Marshalls, HomeGoods
Tennessee Total:	# of Properties:	4			507,878	662,218	15.35	93.3%

Weingarten Realty Investors
Property Listing
As of September 30, 2017

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Texas
Mueller Regional Retail Center	Austin-Round Rock, TX	100.0%		351,099	351,099	17.21	98.4%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy
North Park Plaza	Beaumont-Port Arthur, TX	50.0%	(1)(3)	69,963	281,255	17.78	89.7%		(Target), (Toys “R” Us), Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX	100.0%		28,000	145,000	—	—%		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX	100.0%	(4)	5,733	5,733	N/A	81.7%
Moore Plaza	Corpus Christi, TX	100.0%		371,443	599,415	15.93	98.1%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Stein Mart
Horne Street Market	Dallas-Fort Worth-Arlington, TX	100.0%		9,651	51,918	30.62	100.0%		(24 Hour Fitness)
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX	100.0%		351,631	461,631	16.27	99.7%	Sprouts Farmers Market	PetSmart, T.J. Maxx, (Home Depot), Goody Goody Wines, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX	20.0%	(1)(3)	72,667	363,337	20.08	77.0%		Stein Mart, Nordstrom, Marshalls, Office Depot, Petco
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	19,871	132,472	9.21	100.0%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-The Woodlands-Sugar Land, TX	100.0%		138,028	138,028	N/A	75.5%		State of Texas
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		59,120	59,120	21.85	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX	100.0%		237,195	237,195	18.87	84.7%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		37,699	43,891	33.00	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX	100.0%		97,277	97,277	16.82	100.0%	99 Ranch Market
Braeswood Square Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		101,178	101,178	14.14	93.5%	Belden’s	Walgreens
Citadel Building	Houston-The Woodlands-Sugar Land, TX	100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	12,678	84,517	11.61	96.5%	Fiesta	Family Dollar
Cypress Pointe	Houston-The Woodlands-Sugar Land, TX	100.0%		186,721	283,381	10.02	96.6%	Kroger	Babies “R” Us
Galveston Place	Houston-The Woodlands-Sugar Land, TX	100.0%		210,370	210,370	11.72	99.3%	Randall’s	Office Depot, Palais Royal, Spec's
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	12,014	80,091	10.13	88.2%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	14,016	93,438	20.77	93.2%		dd's Discount
HEB - Dairy Ashford & Memorial	Houston-The Woodlands-Sugar Land, TX	100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		71,277	71,277	9.66	99.4%	Kroger	Goodwill
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	25,740	171,599	12.54	99.4%	Sellers Bros.	Famsa, Fallas Paredes, Harbor Freight Tools
League City Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	19,452	129,681	12.91	88.1%		Spec’s
Market at Town Center - Sugarland	Houston-The Woodlands-Sugar Land, TX	100.0%		388,819	388,819	21.72	99.4%		Old Navy, HomeGoods, Marshalls, Ross Dress for Less, Nordstrom Rack, Saks Fifth Avenue OFF 5TH
Market at Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		84,084	84,084	23.72	62.7%
Northbrook Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		174,181	174,181	16.23	91.6%	Randall’s	Office Depot, Citi Trends, Dollar Tree
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		157,669	157,669	17.88	96.7%	Kroger	Ross Dress for Less, Dollar Tree, PetSmart
Randalls Center/Kings Crossing	Houston-The Woodlands-Sugar Land, TX	100.0%		126,397	126,397	17.74	99.5%	Randall’s	CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX	100.0%		92,657	92,657	27.77	100.0%		Best Buy, Cost Plus

Weingarten Realty Investors
Property Listing
As of September 30, 2017

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX	100.0%		71,265	71,265	14.19	100.0%	Kroger
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX	100.0%		247,673	247,673	38.93	91.4%	Kroger	Barnes & Noble, Talbots, Ann Taylor, GAP, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX	100.0%		185,974	185,974	19.30	98.3%		Gulf Coast Veterinary Specialists
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX	100.0%		10,000	55,460	34.99	100.0%		(Toys R Us), Freebirds Burrito
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX	70.0%	(1)	172,873	277,603	14.59	100.0%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	18,668	124,454	11.41	94.4%	Food-A-Rama	CVS, Family Dollar, Palais Royal
Stella Link Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		22,355	22,355	10.41	100.0%		Spec’s
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX	100.0%		183,940	183,940	35.38	100.0%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX	100.0%		153,999	311,820	19.22	95.0%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX	57.8%	(1)(3)	283,341	490,634	24.61	100.0%	H-E-B	PetSmart, Babies "R" Us, Academy, Nordstrom Rack
West Gray	Houston-The Woodlands-Sugar Land, TX	100.0%		37,264	37,264	26.29	66.6%		Pier 1
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		221,601	350,320	17.24	100.0%	Whole Foods Market	(Target), Ross Dress for Less, Palais Royal, Petco
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		130,851	130,851	18.17	98.5%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX	100.0%		347,302	347,302	14.18	100.0%	H-E-B	T.J. Maxx, Ross Dress for Less, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX	100.0%		243,596	485,463	15.23	96.3%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX	100.0%		135,373	143,015	16.70	97.4%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	143,976	500,084	10.97	100.0%		(Target), Dick's Sporting Goods, Conn's, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	20,342	244,602	21.87	73.2%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	53,956	301,174	18.07	94.0%	(Walmart Supercenter)	Kohl's, Dollar Tree
North Sharyland Crossing	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)(4)	—	—	N/A	N/A
Northcross	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	37,644	75,288	18.37	93.6%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	180,208	492,324	15.43	95.2%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	51,851	103,702	13.64	100.0%	H-E-B
Trenton Crossing	McAllen-Edinburg-Mission, TX	100.0%		264,720	569,881	12.69	87.9%		(Target), Hobby Lobby, Ross Dress for Less, Marshalls, PetSmart
Starr Plaza	Rio Grande City, TX	50.0%	(1)(3)	88,346	176,693	14.33	98.0%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX	100.0%		405,370	485,370	16.62	93.4%	(H-E-B)	Act III Theatres, Marshalls, Office Max, Stein Mart, Petco
Parliament Square II	San Antonio-New Braunfels, TX	100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX	15.0%	(1)	24,271	161,806	11.68	94.7%	H-E-B	Bealls, Tuesday Morning

Weingarten Realty Investors
Property Listing
As of September 30, 2017

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Valley View Shopping Center	San Antonio-New Braunfels, TX		100.0%		91,446	91,446	10.44	86.4%		Marshalls, Dollar Tree
Texas Total:	# of Properties:	61			7,574,750	12,111,888	17.77	95.2%
Utah
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.90	63.9%		(Target), Petco
Utah Total:	# of Properties:	1			182,099	304,899	12.90	63.9%
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(5)	250,811	250,811	33.88	100.0%	Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1	100.0%		250,811	250,811	33.88	100.0%
Washington
2200 Westlake	Seattle-Tacoma-Bellevue, WA		69.4%	(1)(3)	60,366	87,014	37.25	97.9%	Whole Foods
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,237	17.50	97.2%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,385	30.84	99.4%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,736	20.28	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.50	100.0%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	5			166,554	557,382	28.22	98.8%
Total Operating Properties	# of Properties:	207			27,186,380	42,325,890	18.58	94.8%
New Development
Virginia
Columbia Pike Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		90.0%	(1)(2)(3)	—	—			Harris Teeter
Gateway Alexandria	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(2)	—	—			Harris Teeter
Virginia Total:	# of Properties:	2			—	—
Washington
The Whittaker	Seattle-Tacoma-Bellevue, WA		100.0%	(2)	41,000	41,000
Washington Total:	# of Properties:	1			41,000	41,000

Total New Developments	# of Properties:	3			41,000	41,000
Operating & New Development Properties	# of Properties:	210			27,227,380	42,366,890
Unimproved Land
Arizona
Lon Adams Rd. at Tangerine Farms Rd., Marana						422,532
Arizona Total:						422,532

Weingarten Realty Investors
Property Listing
As of September 30, 2017

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Colorado
Highway 85 and Highway 285, Sheridan					377,491
Colorado Total:					377,491
Florida
State Road 100 & Belle Terre Parkway, Palm Coast					292,288
SR 207 at Rolling Hills Dr., St. Augustine					228,254
Florida Total:					520,542
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City					3,554,496
Georgia Total:					3,554,496
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland					362,419
Highway 17 and Highway 210, Surf City					2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					992,123
North Carolina Total:					3,378,775
Texas
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
Rock Prairie Rd. at Hwy. 6, College Station					229,561
Leslie Rd. at Bandera Rd., Helotes					74,052
Bissonnet at Wilcrest, Houston					40,946
East Orem, Houston					121,968
Northwest Freeway at Gessner, Houston					43,396
West Little York at Interstate 45, Houston					161,172
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					172,498
9th Ave. at 25th St., Port Arthur					243,065
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					57,499
Culebra Road and Westwood Loop, San Antonio					60,984
FM 1957 (Potranco Road) and FM 211, San Antonio					5,635,183
SH 151 and Ingram Rd., San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					10,101,451
Total Unimproved Land					18,355,287